1 CenterPoint Energy reports strong Q4 and full year 2021 earnings results • Reported Q4 2021 earnings of $1.01 per diluted share and full year 2021 earnings of $2.28 per diluted share • Non-GAAP utility earnings per diluted share (“Utility EPS”) was $0.27 for Q4 2021 and $1.27 for full year 2021 • Non-GAAP EPS range for 2022 reaffirmed at $1.36 - $1.38. Reiterating industry-leading 8% non- GAAP EPS annual growth rate target for 2022 through 2024 and mid-to-high end of the 6-8% range thereafter through 2030 • Made significant progress toward full midstream exit; executed on sale of 75% of ET common units and 50% of ET Series G preferred units shortly after Energy Transfer and Enable merger close; Plan to exit the remaining Energy Transfer stake well within year end 2022 target Houston – February 22, 2022 - CenterPoint Energy, Inc. (NYSE: CNP) or “CenterPoint” today reported income available to common shareholders of $641 million, or $1.01 per diluted share, for the fourth quarter of 2021. For the full year, income available to common shareholders and earnings per diluted share were $1,391 million and $2.28, respectively. On a non-GAAP basis, Utility EPS for the fourth quarter 2021 and the full year 2021 was $0.27 and $1.27 per diluted share, respectively. On a consolidated non-GAAP basis, EPS for the fourth quarter 2021 and the full year 2021 was $0.36 and $1.64 per diluted share, respectively. Beginning in 2022, the company will no longer separate utility and midstream operations and will report on a consolidated non-GAAP EPS basis. “2021 was a great year for CenterPoint with quarter after quarter of meeting or exceeding expectations,” said Dave Lesar, President and Chief Executive Officer of CenterPoint. “In summary, we have had seven quarters of execution, achieved 8.5% Utility EPS growth for 2021, executed two large strategic transactions, increased our 5- year capital plan to $19.2 billion and are continuing to find ways to increase our capital plan over the course of our 10-year plan to benefit our customers and our investors. This includes the potential of what may come from the recently announced resiliency initiative for the greater Houston area.” Lesar added, “I firmly believe we are becoming a premium utility by consistently extending our track record of delivering on our strategy. Looking ahead, we intend to invest $40+ billion in capital during our 10-year plan dedicated to growth, safety and resiliency, and clean enablement. This supports our plan to grow our non-GAAP EPS at 8% per year through 2024, and the mid-to-high end of our 6-8% annual range thereafter through 2030.” For more information contact Media: Communications Media.Relations@CenterPointEnergy.com Investors: Jackie Richert Phone 713.207.6500

2 Earnings Outlook Given the merger between Enable and Energy Transfer and its anticipated divestiture of its remaining midstream investments during 2022, CenterPoint Energy will be presenting a consolidated non-GAAP EPS guidance range for 2022. In addition to presenting its financial results in accordance with GAAP, including presentation of income (loss) available to common shareholders and diluted earnings (loss) per share, CenterPoint Energy provides guidance based on non-GAAP income and non-GAAP diluted earnings per share. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Management evaluates CenterPoint Energy’s financial performance in part based on non-GAAP income and non- GAAP earnings per share. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that Management believes do not most accurately reflect the company’s fundamental business performance. These excluded items are reflected in the reconciliation tables of this news release, where applicable. CenterPoint Energy’s non-GAAP income and non- GAAP diluted earnings per share measures should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders and diluted earnings per share, which respectively are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. 2021 non-GAAP Utility EPS guidance range “Utility EPS” includes net income from the company’s Electric and Natural Gas segments, as well as after tax Corporate and Other operating income and an allocation of corporate overhead based upon Electric’s and Natural Gas’s relative earnings contribution. Corporate overhead consists primarily of interest expense, preferred stock dividend requirements, and other items directly attributable to the parent along with the associated income taxes. • 2021 Utility EPS excludes: ◦ Earnings or losses from the change in value of ZENS and related securities ◦ Earnings and losses associated with the ownership and disposal of midstream common and preferred units (including amounts reported in discontinued operations), net gain associated with the consummation of the merger between Enable and Energy Transfer, a corresponding amount of debt related to midstream common and preferred units, and an allocation of associated corporate overhead ◦ Cost associated with the early extinguishment of debt ◦ Impacts associated with Arkansas and Oklahoma gas LDC sales ◦ Certain impacts associated with other mergers and divestitures

3 2022 non-GAAP EPS guidance range Beginning in 2022, CenterPoint Energy will no longer separate utility and midstream operations and will report on a consolidated non-GAAP EPS basis. • 2022 non-GAAP EPS guidance excludes: ◦ Earnings or losses from the change in value of ZENS and related securities ◦ Gain and impact, including related expenses, associated with Arkansas and Oklahoma gas LDC sales ◦ Income and expense related to ownership and disposal of Energy Transfer common and Series G preferred units, and a corresponding amount of debt related to the units In providing this guidance, CenterPoint Energy does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The 2022 non-GAAP EPS guidance range also considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the 2022 non-GAAP EPS guidance range may not be met or the projected annual non-GAAP EPS growth rate may change. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share because changes in the value of Energy Transfer, ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control.

4 Reconciliation of Consolidated income (loss) available to common shareholders and diluted earnings (loss) per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share Quarter Ended December 31, 2021 Utility Operations Midstream Investments (Disc. Operations) Corporate and Other (7) Consolidated Dollars in millions Diluted EPS (1) Dollars in millions Diluted EPS (1) Dollars in millions Diluted EPS (1) Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS (1) $ 185 $ 0.29 $ 616 $ 0.97 $ (160) $ (0.25) $ 641 $ 1.01 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $20) (2)(3) — — — — 71 0.11 71 0.11 Indexed debt securities (net of taxes of $19) (2) — — — — (71) (0.11) (71) (0.11) Impacts associated with gas LDC sales (net of taxes of $2, $2) (2)(4) 7 0.01 — — 6 0.01 13 0.02 Impacts associated with Enable & Energy Transfer merger: Gain at merger close, net of transaction costs (net of taxes of $134 and $0) (2) — — (546) (0.86) (1) — (547) (0.86) Loss on equity securities (net of taxes of $24) (2)(5) — — — — 98 0.15 98 0.15 Costs associated with the early extinguishment of debt (net of taxes of $1) (2) — — — — 6 0.01 6 0.01 Impacts associated with other mergers and divestitures (net of taxes of $3, $13) (2)(6) (1) — — — 20 0.03 19 0.03 Corporate and Other Allocation (20) (0.03) (11) (0.02) 31 0.05 — — Consolidated on a non- GAAP basis $ 171 $ 0.27 $ 59 $ 0.09 $ — $ — $ 230 $ 0.36 (1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. EPS figures for Utility Operations, Corporate and Other, and Discontinued Operations are non-GAAP financial measures. (2) Taxes are computed based on the impact removing such item would have on tax expense (3) Comprised of common stock of AT&T Inc. and Charter Communications, Inc. (4) Includes gain from remeasurement of state deferred taxes, costs to achieve the sales and costs associated with the early extinguishment of debt (5) Comprised of Energy Transfer common and Series G preferred units (6) Includes impacts associated with the Vectren merger and the sales of Infrastructure Services (CIS) and Mobile Energy Solutions (MES) (7) Corporate and Other, plus income allocated to preferred shareholders

5 Year-to-Date December 31, 2021 Utility Operations Midstream Investments (Disc. Operations) Corporate and Other (7) Consolidated Dollars in millions Diluted EPS (1) Dollars in millions Diluted EPS (1) Dollars in millions Diluted EPS (1) Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS (1) $ 878 $ 1.44 $ 818 $ 1.34 $ (305) $ (0.50) $ 1,391 $ 2.28 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $11) (2)(3) — — — — 40 0.07 40 0.07 Indexed debt securities (net of taxes of $11) (2) — — — — (39) (0.06) (39) (0.06) Impacts associated with gas LDC sales (net of taxes of $2, $3) (2) (4) (4) (0.01) — — 5 0.01 1 — Cost associated with the early extinguishment of debt (net of taxes of $7) (2) — — — — 27 0.04 27 0.04 Impacts associated with Enable & Energy Transfer merger: Gain at merger close, net of transaction costs (net of taxes of $134 and $0) (2) — — (546) (0.90) (1) — (547) (0.90) Loss on equity securities (net of taxes of $24) (2)(5) — — — — 98 0.16 98 0.16 Costs associated with the early extinguishment of debt (net of taxes of $1) (2) — — — — 6 0.01 6 0.01 Impacts associated with other mergers and divestitures (net of taxes of $2, $13) (2)(6) 4 0.01 — — 20 0.03 24 0.04 Corporate and Other Allocation (105) (0.17) (44) (0.07) 149 0.24 — — Consolidated on a non-GAAP basis $ 773 $ 1.27 $ 228 $ 0.37 $ — $ — $ 1,001 $ 1.64 (1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. EPS figures for Utility Operations, Corporate and Other, and Discontinued Operations are non-GAAP financial measures. (2) Taxes are computed based on the impact removing such item would have on tax expense (3) Comprised of common stock of AT&T Inc. and Charter Communications, Inc. (4) Includes gain from remeasurement of state deferred taxes, costs to achieve the sales and costs associated with the early extinguishment of debt (5) Comprised of Energy Transfer common and Series G preferred units (6) Includes impacts associated with the Vectren merger and the sales of Infrastructure Services (CIS) and Mobile Energy Solutions (MES) (7) Corporate and Other, plus income allocated to preferred shareholders

6 Quarter Ended December 31, 2020 Utility Operations Midstream Investments (Disc. Operations) Corporate and Other (6) CES(1) & CIS(2) (Disc. Operations) Consolidated Dollars in millions Diluted EPS (3) Dollars in millions Diluted EPS (3) Dollars in millions Diluted EPS (3) Dollars in millions Diluted EPS (3) Dollars in millions Diluted EPS (3) Consolidated income (loss) available to common shareholders and diluted EPS (3) $ 119 $ 0.21 $ 64 $ 0.12 $ (32) $ (0.06) $ — $ — $ 151 $ 0.27 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $8) (4)(5) — — — — (27) (0.05) — — (27) (0.05) Indexed debt securities (net of taxes of $8) (4) — — — — 27 0.05 — — 27 0.05 Impacts associated with the Vectren merger (net of taxes of $0) (4) (2) — — — — — — — (2) — Severance costs (net of taxes of $1) (4) 2 — — — — — — — 2 — Impacts associated with BREC activities (net of taxes of $0, $0) (4) 1 — — — 1 — — — 2 — Impacts associated with Series C preferred stock: Preferred stock dividend requirement and amortization of beneficial conversion feature — — — — 19 0.04 — — 19 0.04 Impact of increased share count on EPS if issued as common stock — (0.01) — (0.01) — — — — — (0.02) Total Series C impacts — (0.01) — (0.01) 19 0.04 — — 19 0.02 Corporate and Other Allocation 13 0.02 (24) (0.04) 12 0.02 (1) — — — Consolidated on a non-GAAP basis $ 133 $ 0.22 $ 40 $ 0.07 $ — $ — $ (1) $ — $ 172 $ 0.29 Exclusion of CES (1) and CIS (2) Discontinued Operations (7) — — — — — — 1 — 1 — Consolidated on a non-GAAP basis, excluding CES (1) and CIS (2) $ 133 $ 0.22 $ 40 $ 0.07 $ — $ — $ — $ — $ 173 $ 0.29 (1) Energy Services segment (2) Infrastructure Services segment (3) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. EPS figures for Utility Operations, Corporate and Other, and Discontinued Operations are non-GAAP financial measures. (4) Taxes are computed based on the impact removing such item would have on tax expense (5) Comprised of common stock of AT&T Inc. and Charter Communications, Inc. (6) Corporate and Other, plus income allocated to preferred shareholders (7) Results related to Energy Services and Infrastructure Services discontinued operations are excluded from the company's non-GAAP results

7 Year-to-Date December 31, 2020 Utility Operations Midstream Investments (Disc. Operations) Corporate and Other (6) CES(1) & CIS(2) (Disc. Operations) Consolidated Dollars in millions Diluted EPS (3) Dollars in millions Diluted EPS (3) Dollars in millions Diluted EPS (3) Dollars in millions Diluted EPS (3) Dollars in millions Diluted EPS (3) Consolidated income (loss) available to common shareholders and diluted EPS (3) $ 508 $ 0.95 $ (1,074) $ (2.02) $ (201) $ (0.38) $ (182) $ (0.34) $ (949) $ (1.79) Timing effects impacting CES (1): Mark-to-market (gains) losses (net of taxes of $3) (4) — — — — — — (10) (0.02) (10) (0.02) ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $11) (4)(5) — — — — (38) (0.07) — — (38) (0.07) Indexed debt securities (net of taxes of $13) (4) — — — — 47 0.09 — — 47 0.09 Impacts associated with the Vectren merger (net of taxes of $1, $3) (4) 3 0.01 — — 12 0.02 — — 15 0.03 Impacts associated with BREC activities and Severance costs (net of taxes of $4, $0) (4) 14 0.03 — — 3 — — — 17 0.03 Impacts associated with the sales of CES (1) and CIS (2) (net of taxes of $10) (4) — — — — — — 217 0.41 217 0.41 Impacts associated with Series C preferred stock Preferred stock dividend requirement and amortization of beneficial conversion feature — — — — 58 0.11 — — 58 0.11 Impact of increased share count on EPS if issued as common stock — (0.06) — 0.12 — 0.01 — — — 0.07 Total Series C impacts — (0.06) — 0.12 58 0.12 — — 58 0.18 Losses on impairment (net of taxes of $0, $408) (4) 185 0.33 1,269 2.25 — — — — 1,454 2.58 Corporate and Other Allocation (48) (0.09) (64) (0.12) 119 0.22 (7) (0.01) — — Consolidated on a non-GAAP basis 662 1.17 131 0.23 — — 18 0.04 811 1.44 Exclusion of CES (1) and CIS (2) Discontinued Operations (7) — — — — — — (18) (0.04) (18) (0.04) Consolidated on a non-GAAP basis, excluding CES (1) and CIS (2) $ 662 $ 1.17 $ 131 $ 0.23 $ — $ — $ — $ — $ 793 $ 1.40 (1) Energy Services segment (2) Infrastructure Services segment (3) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. EPS figures for Utility Operations, Corporate and Other, and Discontinued Operations are non-GAAP financial measures. (4) Taxes are computed based on the impact removing such item would have on tax expense (5) Comprised of common stock of AT&T Inc. and Charter Communications, Inc. (6) Corporate and Other, plus income allocated to preferred shareholders (7) Results related to Energy Services and Infrastructure Services discontinued operations are excluded from the company's non-GAAP results

8 Filing of Form 10-K for CenterPoint Energy, Inc. Today, CenterPoint Energy, Inc. filed with the Securities and Exchange Commission (SEC) its Annual Report on Form 10-K for the fiscal year ended December 31, 2021. A copy of that report is available on the company’s website, under the Investors section. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts, and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the company and to communicate important information about the company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore we encourage investors, the media, our customers, business partners and others interested in our company to review the information we post on our website. Webcast of Earnings Conference Call CenterPoint Energy’s management will host an earnings conference call on Tuesday, February 22, 2022, at 7:00 a.m. Central time / 8:00 a.m. Eastern time. Interested parties may listen to a live audio broadcast of the conference call on the company’s website under the Investors section. A replay of the call can be accessed approximately two hours after the completion of the call and will be archived on the website for at least one year. About CenterPoint Energy, Inc. As the only investor owned electric and gas utility based in Texas, CenterPoint Energy, Inc. (NYSE: CNP) is an energy delivery company with electric transmission and distribution, power generation and natural gas distribution operations that serve more than 7 million metered customers in Indiana, Louisiana, Minnesota, Mississippi, Ohio and Texas. As of December 31, 2021, the company owned approximately $38 billion in assets. With approximately 9,400 employees, CenterPoint Energy and its predecessor companies have been in business for more than 150 years. For more information, visit CenterPointEnergy.com. Forward-looking Statements This news release includes, and the earnings conference call will include, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this news release, the words "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "objective," "plan," "potential," "predict," "projection," "should," "target," "will" or other similar words are intended to identify forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. Any statements in this news release or on the earnings conference call regarding capital investments (including with respect to renewables projects, mobile generation spend and the City of Houston’s Master Energy Plan), the impacts of the February 2021 winter storm event on our business and service territories and the recovery and timing of recovery of gas costs in connection with the winter storm event, future earnings and guidance, including long-term growth rate, dividends and dividend growth rate, operations and maintenance expense reductions, financing plans (including future equity issuances, credit metrics and parent level debt), and future financial performance and results of operations, including with respect to regulatory actions and recoverability of capital investments, our ability to exit midstream investments (including the disposition of Energy Transfer common units and Series G preferred units we own), customer rate affordability, value creation, opportunities and expectations, ESG strategy, including transition to Net Zero, and any other statements that are not historical facts are forward-looking statements. Each forward-looking statement contained in this news release or discussed on the earnings conference call speaks only as of the date of this release or the earnings conference call. Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include, but are not limited to, risks and uncertainties relating to: (1) CenterPoint Energy’s potential business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses, including the completed sale of our Natural Gas businesses in Arkansas and Oklahoma, which we cannot assure you will have

9 the anticipated benefits to us, our planned sales of our remaining Energy Transfer equity securities, which may not be completed or result in the benefits anticipated by CenterPoint Energy; (2) industrial, commercial and residential growth in CenterPoint Energy’s service territories and changes in market demand; (3) CenterPoint Energy's ability to fund and invest planned capital, and timely and appropriate rate actions that allow recovery of costs and a reasonable return on investment, including those related to Indiana Electric’s generation transition plan as part of its more recent IRP; (4) financial market and general economic conditions, including access to debt and equity capital and the effect on sales, prices and costs; (5) continued disruptions to the global supply chain; (6) actions by credit rating agencies, including any potential downgrades to credit ratings; (7) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to Houston Electric’s mobile generation leases; (8) legislative decisions, including tax and developments related to the environment such as global climate change, air emissions, carbon, waste water discharges and the handling of coal combustion residuals, among others, and CenterPoint Energy’s Net Zero targets; (9) the impact of the COVID-19 pandemic; (10) the recording of impairment charges; (11) weather variations and CenterPoint Energy’s ability to mitigate weather impacts, including impacts from the February 2021 winter storm event; (12) changes in business plans; (13) CenterPoint Energy’s ability to execute on its initiatives, targets and goals, including its Net Zero emission goals and operations and maintenance goals; and (14) other factors discussed CenterPoint Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including in the “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Information” sections of such reports, and other reports CenterPoint Energy or its subsidiaries may file from time to time with the Securities and Exchange Commission.